Supplement dated February 8, 2019
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia High Yield Bond Fund	10/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Lavin, CFA	Senior Portfolio Manager and Head of U.S. High Yield, Co-Head Global High Yield	Lead Portfolio Manager	2010
Daniel J. DeYoung	Portfolio Manager	Portfolio Manager	February 2019
The rest of the section remains the same.
Effective immediately, the caption "Portfolio Managers" and the information beneath it, in the "More Information About the Fund - Primary Service Providers" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Lavin, CFA	Senior Portfolio Manager and Head of U.S. High Yield, Co-Head Global High Yield	Lead Portfolio Manager	2010
Daniel J. DeYoung	Portfolio Manager	Portfolio Manager	February 2019
Mr. Lavin joined the Investment Manager in 1994. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.
Mr. DeYoung joined the Investment Manager in 2013. Mr. DeYoung began his investment career in 2005 and earned a B.S. from the University of Minnesota Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP160_05_002_(02/19)